                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 12, 2002
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                             COACHMEN INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

   INDIANA                         1-7160                  35-1101097
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(State or other                 (Commission File          (IRS Employer
 jurisdiction                       Number)             Identification No.)
of incorporation)



2831 Dexter Drive
Elkhart, Indiana                                                 46514
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(Address of principal executive offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (574) 262-0123
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (c)    The following exhibits are filed as a part of this Report:

        99.1 Press Release dated December 12, 2002 reporting strong sales at RV industry trade show.

ITEM 9. INFORMATION FURNISHED PURSUANT TO REGULATION FD

     On December 12, 2002, the Company filed a press release reporting strong sales at the RV industry trade show in Louisville, Kentucky. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COACHMEN INDUSTRIES, INC.



                                  By: /S/ PATRICK BREEN
                                      Patrick Breen, Assistant Secretary




Date: December 12, 2002

                                  EXHIBIT INDEX


EXHIBIT                                                         SEQUENTIALLY
NUMBER                       DESCRIPTION                       NUMBERED PAGE
------                       -----------                       -------------
99.1              Press Release dated December 12, 2002               5